UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Commission File Number 000-14294
New Jersey	22-2545165
(State of Incorporation)	(IRS Employer Identification No.)

55 Union Boulevard
Totowa, New Jersey  07512
(Address of Principal Executive Offices and Zip Code)

(973) 942-1111
(Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Directors Emeritus Plans

Effective June 25, 2008, Greater Community Bancorp and Greater Community Bank, a subsidiary of Greater Community Bancorp, approved amending the Directors Emeritus Plan of Great Falls Bank.  Greater Community Bank is the successor bank of Great Falls Bank.  The amendment alters the definitions of certain defined terms used in the directors emeritus plan and allows a director to elect on or before December 31, 2008 to receive any benefits to which he is entitled under the plan in a lump sum on a date in 2009 selected by the director. The primary purpose of the amendment was to amend the plan to comply with the requirements of Section 409A of the Internal Revenue Code. This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.1 to this Report and is incorporated herein by reference.

Effective June 25, 2008, Greater Community Bancorp and Greater Community Bank approved amending the Directors Emeritus Plan of Bergen Commercial Bank.  Greater Community Bank is the successor bank of Bergen Commercial Bank.  The amendment alters the definitions of certain defined terms used in the directors emeritus plan and allows a director to elect on or before December 31, 2008 to receive any benefits to which he is entitled under the plan in a lump sum on a date in 2009 selected by the director. The primary purpose of the amendment was to amend the plan to comply with the requirements of Section 409A of the Internal Revenue Code.  This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.2 to this Report and is incorporated herein by reference.

Director Deferred Compensation Plans

Effective June 25, 2008, Greater Community Bancorp and Greater Community Bank approved amending the Director Deferred Compensation Plan of Great Falls Bank.  The amendment alters the definitions of certain defined terms used in the director deferred compensation plan and allows a director to elect on or before December 31, 2008 to receive any benefits to which he is entitled under the plan in a lump sum on a date in 2009 selected by the director. It also allows a director to make a one-time, irrevocable election to defer commencement of his benefits from the plan, provided certain conditions are met. The primary purpose of the amendment was to amend the plan to comply with the requirements of Section 409A of the Internal Revenue Code.  This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.3 to this Report and is incorporated herein by reference.

Effective June 25, 2008, Greater Community Bancorp and Greater Community Bank approved amending the Director Deferred Compensation Plan of Bergen Commercial Bank. The amendment alters the definitions of certain defined terms used in the director deferred compensation plan and allows a director to elect on or before December 31, 2008 to receive any benefits to which he is entitled under the plan in a lump sum on a date in 2009 selected by the director. It also allows a director to make a one-time, irrevocable election to defer commencement of his benefits from the plan, provided certain conditions are met. The primary purpose of the amendment was to amend the plan to comply with the requirements of Section 409A of the Internal Revenue Code. This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.4 to this Report and is incorporated herein by reference.

Director Supplemental Retirement Income Agreement

Effective June 25, 2008, Greater Community Bancorp and Greater Community Bank approved entering into Amendment No. 1 to the Director Supplemental Retirement Income Agreement with Robert Soldoveri, who serves as a director of Greater Community Bancorp.  The amendment provides for Greater Community Bank to make a lump sum payment to Mr. Soldoveri in the amount of $93,000 upon the earlier of (i) termination of Mr. Soldoveri’s service as a director in connection with the merger of Greater Community Bancorp with and into Valley National Bancorp or (ii) January 5, 2009.  The primary purpose of the amendment was to amend the Director Supplemental Retirement Income Agreement to comply with the requirements of Section 409A of the Internal Revenue Code.  This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.5 to this Report and is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Control, Confidentiality, and Non-Compete Agreements

Effective June 25, 2008 Greater Community Bancorp and Greater Community Bank approved entering into Amendment No. 1 to the Change in Control, Confidentiality, and Non

Compete Agreement with Roger Tully, who serves as Executive Vice President—Risk & Operations of Greater Community Bancorp and of Greater Community Bank.  Pursuant to the terms of the amendment, Mr. Tully will receive a lump sum payment from Greater Community Bancorp of $200,000 upon the merger of Greater Community Bancorp with and into Valley National Bancorp.  The amendment also allows Mr. Tully to voluntarily terminate his employment under certain circumstances following a change in control of Greater Community Bancorp or Greater Community Bank.  The primary purpose of the amendment was to amend the change in control, confidentiality, and non-compete agreement to comply with the requirements of Section 409A of the Internal Revenue Code.  This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.6 to this Report and is incorporated herein by reference.

Effective June 25, 2008 Greater Community Bancorp and Greater Community Bank approved entering into Amendment No. 1 to the Change in Control, Confidentiality, and Non-Compete Agreement with Patricia Arnold, who serves as Executive Vice President of Greater Community Bank.  Pursuant to the terms of the amendment, Ms. Arnold will receive a lump sum payment from Greater Community Bancorp of $400,000 upon the merger of Greater Community Bancorp with and into Valley National Bancorp.  The amendment also allows Ms. Arnold to voluntarily terminate her employment under certain circumstances following a change in control of Greater Community Bancorp or Greater Community Bank.  The primary purpose of the amendment was to amend the change in control, confidentiality, and non-compete agreement to comply with the requirements of Section 409A of the Internal Revenue Code.  This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.7 to this Report and is incorporated herein by reference.

Effective June 25, 2008 Greater Community Bancorp and Greater Community Bank approved entering into Amendment No. 2 to the Change in Control, Confidentiality, and Non-Compete Agreement with Stephen J. Mauger, who serves as Senior Vice President, Chief Financial Officer, and Treasurer of Greater Community Bancorp and of Greater Community Bank.  Pursuant to the terms of the amendment, Mr. Mauger will receive a lump sum payment from Greater Community Bancorp of $210,000 upon the merger of Greater Community Bancorp with and into Valley National Bancorp.  The amendment also allows Mr. Mauger to voluntarily terminate his employment under certain circumstances following a change in control of Greater Community Bancorp or Greater Community Bank.  The primary purpose of the amendment was to amend the change in control, confidentiality, and non-compete agreement to comply with the requirements of Section 409A of the Internal Revenue Code.  This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.8 to this Report and is incorporated herein by reference.

Employment Agreements

Effective June 25, 2008, Greater Community Bancorp and Greater Community Bank approved entering into Amendment No. 4 to the Employment Agreement with Anthony M. Bruno, Jr., who serves as Chairman, President, and Chief Executive Officer of Greater Community Bancorp and of Greater Community Bank.  Pursuant to the terms of the amendment, Mr. Bruno will receive a lump sum payment from Greater Community Bancorp of $1,250,000 upon the merger of Greater Community Bancorp with and into Valley National Bancorp.  The amendment also allows Mr. Bruno to voluntarily terminate his employment under certain circumstances following a change in control of Greater Community Bancorp or Greater Community Bank.  The primary purpose of the amendment was to amend the employment agreement to comply with the requirements of Section 409A of the Internal Revenue Code. This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.9 to this Report and is incorporated herein by reference.

Effective June 25, 2008, Greater Community Bank approved entering into Amendment No. 3 to the Employment Agreement with Mary Smith, who serves as President and Chief

Executive Officer of Highland Capital Corp., a subsidiary of Greater Community Bank.  The amendment provides for certain adjustments to Ms. Smith’s rights under her employment agreement in the event she is involuntarily terminated by Highland Capital Corp., including the provision of a sum certain to which Ms. Smith would be entitled in the event of such involuntary termination.  The primary purpose of the amendment was to amend the employment agreement to comply with the requirements of Section 409A of the Internal Revenue Code. This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.10 to this Report and is incorporated herein by reference.

Executive Supplemental Retirement Income Agreement

Effective June 25, 2008, Greater Community Bancorp and Greater Community Bank approved entering into Amendment No. 1 to the Executive Supplemental Retirement Income Agreement with Mr. Bruno.  Pursuant to the terms of the amendment, upon the merger of Greater Community Bancorp with and into Valley National Bancorp, Greater Community Bancorp has agreed to pay $570,000 into a Rabbi Trust selected by Mr. Bruno, the assets of which are to be distributed to Mr. Bruno on January 5, 2009. The primary purpose of the amendment was to amend the Executive Supplemental Retirement Income Agreement to comply with the requirements of Section 409A of the Internal Revenue Code. This summary of the amendment is qualified in its entirety by the full text of the amendment, which is attached as Exhibit 10.11 to this Report and is incorporated herein by reference, and by the full text of the Rabbi Trust, which is attached as Exhibit 10.12 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being filed with this Report and are attached hereto:

Exhibit No.	Description of Exhibit

10.1	Amendment to the Directors Emeritus Plan of Great Falls Bank, effective June 25, 2008.

10.2	Amendment to the Directors Emeritus Plan of Bergen Commercial Bank, effective June 25, 2008.

10.3	Amendment to the Director Deferred Compensation Plan of Great Falls Bank, effective June 25, 2008.

10.4	Amendment to the Director Deferred Compensation Plan of Bergen Commercial Bank, effective June 25, 2008.

10.5	Amendment to the Director Supplemental Retirement Income Agreement, effective June 25, 2008, between Greater Community Bancorp, Greater Community Bank and Robert Soldoveri.

10.6	Amendment No. 1 to the Change in Control, Confidentiality, and Non- Compete Agreement, effective June 25, 2008, between Greater Community Bancorp, Greater Community Bank and Roger Tully.

10.7	Amendment No. 1 to the Change in Control, Confidentiality, and Non- Compete Agreement, effective June 25, 2008, between Greater Community Bancorp, Greater Community Bank and Patricia Arnold.

10.8	Amendment No. 2 to the Change in Control, Confidentiality, and Non- Compete Agreement, effective June 25, 2008, between Greater Community Bancorp, Greater Community Bank and Stephen J. Mauger.

10.9	Amendment No. 4 to the Employment Agreement, effective June 25, 2008, between Greater Community Bancorp, Greater Community Bank and Anthony M. Bruno, Jr.

10.10	Amendment No. 3 to the Employment Agreement, effective June 25, 2008, between Greater Community Bank and Mary Smith.

10.11	Amendment No. 1 to the Executive Supplemental Retirement Income Agreement, effective June 25, 2008, between Greater Community Bancorp, Greater Community Bank and Anthony M. Bruno, Jr.

10.12	Trust Under Greater Community Bancorp Executive Supplemental Retirement Income Agreement, effective June 30, 2008, between Greater Community Bancorp and Walter J. Skipper, as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP
Date: June 25, 2008	/s/ Stephen J. Mauger
Stephen J. Mauger
Senior Vice President, Treasurer
and Chief Financial Officer